UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2007

GABRIEL TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23415	22-3062052
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4538 S. 140th Street, Omaha, Nebraska 68137
(Address of principal executive offices, including Zip Code)

(402) 614-0258
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Between July 2007 and April 2008, Gabriel Technologies Corporation (“we” or the “Company”) raised $5.8 Million through the issuance of promissory notes and warrants to purchase up to 6,031,250 shares of our common stock at an exercise price of $0.50 per share.  Further information relating to the long term debt is set forth in Item 2.03 of this Current Report and is incorporated by reference in this Item 1.01.

On April 25, 2008, we entered into an Agreement and Stock Equivalent Unit Participation Agreement with Nicholas A. Fegen, pursuant to which we settled obligations of the Company to Mr. Fegen for consulting services, in exchange for 308,650 stock equivalent units of the Company (“SE Units”) and forgiveness of obligations of Mr. Fegen to the Company under certain subscription agreements for the purchase of Company common stock.

SE Units of the Company are not certificated, are governed by Stock Equivalent Unit Participation Agreements, and are represented solely by an account to be maintained by the Company as set forth in the Stock Equivalent Unit Participation Agreement. As provided for in the Stock Equivalent Unit Participation Agreements, on any date upon which the Company pays a cash dividend to the holder of a share of the Company’s common stock, $0.001 par value (a “Share”) or the date upon which the Company’s stockholders (the “Stockholders”) receive proceeds resulting from a change of control, holders of SE Units, with respect to each SE Unit held, will be entitled to receive an amount equal to the value of the amount paid or distributed to each Stockholder with respect to each Share.

On April 25, 2008, we entered into an Obligation Exchange Agreement and Release and a Stock Equivalent Unit Participation Agreement with Biscay Enterprises, LLC (“Biscay”), pursuant to which Biscay exchanged a Promissory Note dated July 13, 2006 in the original principal amount of $600,000 with total principal and accrued interest due and payable thereunder by the Company of $440,000, for 1,100,000 SE Units.

On May 5, 2008, we entered into an Obligation Exchange Agreement and Release (the “TLR Exchange Agreement”) and a Stock Equivalent Unit Participation Agreement with TLR Consulting, LLC (“TLR”), pursuant to which TLR exchanged a Promissory Note dated January 23, 2007 in the original principal amount of $175,000 with total principal and accrued interest due and payable thereunder by the Company of $191,000 for 477,500 SE Units, a warrant to purchase up to 477,500 SE Units at an exercise price of $0.40 per SE Unit, and a one-time payment equal to 0.5% of an IP Event (as defined therein), if and when such an event occurs. The right to a one-time payment upon occurrence of the IP Event was included in the TLR Exchange Agreement because it was provided for in the original January 23, 2007 Promissory Note. For purposes of the TLR Exchange Agreement, an “IP Event” is defined as the receipt by the Company or any of its subsidiaries of net proceeds of at least $10 Million from licensing, sale, transfer, settlement or other transaction with one of more third parties relating to intellectual property of the Company or its subsidiaries, or a merger, consolidation, share exchange or sale of all or substantially all of the stock or assets of the Company or its subsidiaries.

On May 5, 2008, we entered into an Obligation Exchange Agreement and Release (the “Wayzata Exchange Agreement”) and a Stock Equivalent Unit Participation Agreement with Wayzata, LLC (“Wayzata”), pursuant to which Wayzata exchanged a Promissory Note dated January 23, 2007 in the original principal amount of $315,000 with total principal and accrued interest due and payable thereunder by the Company of $191,000 for 477,500 SE Units, a warrant to purchase up to 477,500 SE Units at an exercise price of $0.40 per SE Unit, and a one-time payment equal to 1% of an IP Event (as defined therein), if and when such an event occurs. The right to a one-time payment upon occurrence of the IP Event was included in the TLR Exchange Agreement because it was provided for in the original January 23, 2007 Promissory Note. “IP Event” is defined in the same manner as the TLR Exchange Agreement. Jerry Suess, a director of the Company, is the managing member of Wayzata LLC.

On June 10, 2008, we entered into an Obligation Exchange Agreement and Release (the “Pali Exchange Agreement”) with Pali Capital, Inc. (“Pali”), Matt Gohd (“Gohd”), Hilary Bergman (“Bergman”), and GJ Capital (“GJC,” and referred to together with Gohd and Bergman collectively as the “Pali Owners”) and Stock Equivalent Unit Participation Agreements with each of the Pali Owners. Pursuant to the terms of the Pali Exchange Agreement, Pali exchanged certain fee obligations in the aggregate amount of $205,000 incurred by the Company in connection with financing activity that occurred between October 12, 2004 and November 15, 2007, for an aggregate of 512,500 SE Units. The fee obligations of the Company to Pali that are the subject of the Pali Exchange Agreement were incurred under a March 22, 2005 letter agreement between Pali and the Company that survives the exchange of the obligations discussed herein. The aggregate SE Units were divided and issued as follows: 358,750 SE Units to Gohd, 64,063 SE Units to Bergman, and 89,687 SE Units to GJC, and warrants for the purchase of an aggregate of up to 512,500 SE Units at an exercise price of $0.40 per SE Unit. The aggregate warrant consideration was divided and issued as follows: a warrant for the purchase of up to 358,750 SE Units to Gohd, a warrant for the purchase of up to 64,063 SE Units to Bergman, and a warrant for the purchase of up to 89,687 SE Units to GJC. Gohd is a shareholder of Pali, a member of GJC and currently serves on the Board of Directors of the Company.

Item 1.02    Termination of a Material Definitive Agreement

On September 26, 2007 we entered into a Termination and Release Agreement (the “Termination Agreement”) with Trace Technologies, LLC (“Trace”), a wholly owned subsidiary of the Company, and CSI Wireless LLC (“CSI”), pursuant to which we terminated that certain Asset Purchase Agreement (the “Asset Purchase Agreement”) dated July 25, 2006 among the Company, Trace and CSI, and granted certain purchase options to Trace relating to the Asset Purchase Agreement. The Termination Agreement also terminated a technology development and manufacturing agreement dated February 4, 2004 between Locate Networks, Inc. (“Locate”) and CSI which was assigned by Locate to Trace pursuant to an assignment agreement dated August 11, 2004 (the “Manufacturing Agreement”). In consideration for the termination of the Asset Purchase Agreement and the Manufacturing Agreement, Trace released $125,000 held in escrow pursuant to the Asset Purchase Agreement to CSI.

The Asset Purchase Agreement terminated by the Termination Agreement provided that Trace would acquire CSI’s assets and technology related to the design, manufacture, enhancement and support of A-GPS tracking device, engineered and manufactured by CSI for Trace, known as “Location-Tag”, and the parties agreed to terminate a certain Technology Development and Manufacturing Agreement between Trace and CSI. For CSI’s assets and technology, Trace agreed to (i) pay $125,000 into escrow at the signing of the Asset Purchase Agreement, (ii) pay $325,000 at the closing of the transaction, (iii) pay $125,000 by way of a promissory note due 90 days after the closing of the transaction, and (iv) pay $250,000 by way of a promissory note due 180 days after the closing of the transaction (with such two promissory notes referred to as the “Trace Promissory Notes”). In addition, the Company agreed to issue to CSI shares of its common stock (with certain registration rights) in an amount equal to the value of $145,000 at the closing of the transaction, and, further, to issue shares of its common stock in an amount equal to the value of $375,000 at the closing of the transaction as security for payment of the Trace Promissory Notes. No CSI liabilities were to be assumed by Trace in the transaction.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report is incorporated by reference in this Section 2.03.

Between July 2007 and April 2008, we issued promissory notes (the “Promissory Notes”) to approximately 25 lenders in the aggregate principal amount of $5,800,000 and warrants to purchase up to 5,931,250 shares of our common stock at an exercise price of $0.50 per share. Each of the Promissory Notes provides that the Company will pay the lender an amount equal to the principal amount of the Promissory Note plus an amount equal to 100% of the principal within 10 business days after the occurrence of an “IP Event,” which is defined in the Promissory Notes as receipt by the Company or any of its subsidiaries of $6 million in net proceeds from (i) a licensing, sale, transfer, settlement or other transaction with one or more third parties relating to intellectual property of the Company or its subsidiaries, or (ii) a merger, consolidation, share exchange or sale of all or substantially all of the stock or assets of the Company or any of its subsidiaries. The Promissory Notes also provide each lender the right, at any time after one year from issuance, to exchange its Promissory Note for a new fixed term promissory note, payable within a year of the exchange, with a principal amount equal to the amount payable under the Promissory Note upon occurrence of an IP Event. Details regarding the issuance of the Promissory Notes are set forth below:

On July 12, 2007 we issued a Promissory Note in the principal amount of $50,000 and a warrant to purchase up to 50,000 shares of common stock at an exercise price of $0.50 per share to Ted Tryba as consideration for making the loan.

On July 23, 2007 we issued a Promissory Note in the principal amount of $150,000 and a warrant to purchase up to 262,500 shares of common stock at an exercise price of $0.50 per share to DVQ LLC as consideration for making the loan.

On July 25, 2007 we issued a Promissory Note in the principal amount of $50,000 and a warrant to purchase up to 50,000 shares of common stock at an exercise price of $0.50 per share to Brent Schwarzrock as consideration for making the loan.

On August 1, 2007 we issued a Promissory Note in the principal amount of $50,000 and a warrant to purchase up to 50,000 shares of common stock at an exercise price of $0.50 per share to Karen Puccinini as consideration for making the loan.

On August 7, 2007 we issued a Promissory Note in the principal amount of $10,000 and a warrant to purchase up to 10,000 shares of common stock at an exercise price of $0.50 per share to Lance Harshbarger as consideration for making the loan.

On August 13, 2007 we issued two Promissory Notes in the aggregate principal amount of $150,000 and warrants to purchase in the aggregate up to 150,000 shares of common stock at an exercise price of $0.50 per share to (1) Lyle C. and Shirley Ann Bardsley and (2) Craig Bardsley as consideration for making the loans.

On August 17, 2007 we issued a Promissory Note in the principal amount of $20,000 and a warrant to purchase up to 20,000 shares of common stock at an exercise price of $0.50 per share to Mark A. Gake as consideration for making the loan.

On September 5, 2007 we issued a Promissory Note in the principal amount of $25,000 and a warrant to purchase up to 43,750 shares of common stock at an exercise price of $0.50 per share to DVQ LLC as consideration for making the loan.

On September 17, 2007 we issued four Promissory Notes in the aggregate principal amount of $600,000 and warrants to purchase in the aggregate up to 600,000 shares of common stock at an exercise price of $0.50 per share to (1) Christopher P. and Jill S. Manning, (2) Robert Lamse, (3) Gary D. Elliston, and (4) Ted Tryba as consideration for making the loans.

On September 20, 2007 we issued a Promissory Note in the principal amount of $100,000 and a warrant to purchase up to 100,000 shares of common stock at an exercise price of $0.50 per share to Jack B. Manning as consideration for making the loan.

On September 27, 2007 we issued a Promissory Note in the principal amount of $100,000 and a warrant to purchase up to 100,000 shares of common stock at an exercise price of $0.50 per share to Richard T. Radcliffe and Sharon Lyn Radcliffe as consideration for making the loan.

On October 1, 2007 we issued two Promissory Notes in the aggregate principal amount of $175,000 and warrants to purchase in the aggregate up to 175,000 shares of common stock at an exercise price of $0.50 per share to (1) Paul E. Hamilton and (2) Todd J. and Michelle B. Suddleson as consideration for making the loans.

On October 2, 2007 we issued two Promissory Notes in the aggregate principal amount of $55,000 and warrants to purchase in the aggregate up to 55,000 shares of common stock at an exercise price of $0.50 per share to (1) Jack B. Manning and (2) Mary Joan Newlin as consideration for making the loans.

On October 8, 2007 we issued a Promissory Note in the principal amount of $75,000 and a warrant to purchase up to 75,000 shares of common stock at an exercise price of $0.50 per share to Eric A. Clarke as consideration for making the loan.

On October 9, 2007 we issued two Promissory Notes in the aggregate principal amount of $215,000 and warrants to purchase in the aggregate up to 215,000 shares of common stock at an exercise price of $0.50 per share to (1) Gary D. Elliston and (2) Jack B. Manning as consideration for making the loans.

On October 18, 2007 we issued a Promissory Note in the principal amount of $200,000 and a warrant to purchase up to 200,000 shares of common stock at an exercise price of $0.50 per share to Dan Robison as consideration for making the loan.

On October 25, 2007 we issued a Promissory Note in the principal amount of $200,000 and a warrant to purchase up to 200,000 shares of common stock at an exercise price of $0.50 per share to the R.C. Buford 1997 Revocable Trust as consideration for making the loan.

On November 5, 2007 we issued a Promissory Note in the principal amount of $25,000 and a warrant to purchase up to 25,000 shares of common stock at an exercise price of $0.50 per share to Harve Newlin as consideration for making the loan.

On November 6, 2007 we issued a Promissory Note in the principal amount of $180,000 and a warrant to purchase up to 180,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On November 7, 2007 we issued a Promissory Note in the principal amount of $100,000 and a warrant to purchase up to 100,000 shares of common stock at an exercise price of $0.50 per share to Robert Lamse as consideration for making the loan.

On November 8, 2007 we issued a Promissory Note in the principal amount of $50,000 and a warrant to purchase up to 50,000 shares of common stock at an exercise price of $0.50 per share to Christopher P. and Jill S. Manning as consideration for making the loan.

On November 9, 2007 we issued a Promissory Note in the principal amount of $40,000 and a warrant to purchase up to 40,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On November 20, 2007 we issued a Promissory Note in the principal amount of $10,000 and a warrant to purchase up to 10,000 shares of common stock at an exercise price of $0.50 per share to Harold J. Nicholson as consideration for making the loan.

On November 26, 2007 we issued three Promissory Notes in the aggregate principal amount of $101,000 and warrants to purchase in the aggregate up to 101,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loans.

On December 7, 2007 we issued a Promissory Note in the principal amount of $498,958.16 and a warrant to purchase up to 498,958 shares of common stock at an exercise price of $0.50 per share to Sterling Trust Company, Custodian for the benefit of the Dawn Berkvam Individual Retirement Account as consideration for making the loan.

On December 10, 2007 we issued a Promissory Note in the principal amount of $50,000 and a warrant to purchase up to 50,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On December 12, 2007 we issued two Promissory Notes in the aggregate principal amount of $119,000 and warrants to purchase in the aggregate up to 119,000 shares of common stock at an exercise price of $0.50 per share to (1) Craig bardsley and Dawn Berkvam and (2) Sterling Trust Company, Custodian for the benefit of the David A. Wimmer Individual Retirement Account as consideration for making the loans.

On December 31, 2007 we issued a Promissory Note in the principal amount of $865,000 and a warrant to purchase up to 865,000 shares of common stock at an exercise price of $0.50 per share to the Sterling Trust Company, Custodian for the benefit of the Annette Justice Individual Retirement Account as consideration for making the loan.

On January 7, 2008 we issued a Promissory Note in the principal amount of $50,000 and a warrant to purchase up to 50,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On January 8, 2008 we issued a Promissory Note in the principal amount of $50,000 and a warrant to purchase up to 50,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On January 9, 2008 we issued a Promissory Note in the principal amount of $20,000 and a warrant to purchase up to 20,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On January 17, 2008 we issued a Promissory Note in the principal amount of $100,000 and a warrant to purchase up to 100,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On January 22, 2008 we issued two Promissory Notes in the aggregate principal amount of $125,000 and warrants to purchase in the aggregate up to 125,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loans.

On February 4, 2008 we issued a Promissory Note in the principal amount of $200,000 and a warrant to purchase up to 200,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On February 6, 2008 we issued two Promissory Notes in the aggregate principal amount of $151,042 and warrants to purchase in the aggregate up to 151,042 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On February 8, 2008 we issued three Promissory Notes in the aggregate principal amount of $715,000 and warrants to purchase in the aggregate up to 715,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

On February 26, 2008 we issued a Promissory Note in the principal amount of $25,000 and a warrant to purchase up to 25,000 shares of common stock at an exercise price of $0.50 per share to the Sterling Trust Company, Custodian for the benefit of the Lou Waugaman Individual Retirement Account as consideration for making the loan.

On April 24, 2008 we issued a Promissory note in the principal amount of $100,000 and a warrant to purchase up to 100,000 shares of common stock at an exercise price of $0.50 per share to Craig Bardsley and Dawn Berkvam as consideration for making the loan.

Item 3.02    Unregistered Sales of Equity Securities

The information contained in Items 1.01 and 2.03 of this Current Report is incorporated by reference into this Item 3.02.  The securities described in Items 1.01 and 2.03 above were privately offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act. The Company reasonably believed that each of the purchasers of such securities had access to information concerning its operations and financial condition, was acquiring the securities for its own account and not with a view to the distribution thereof, and was an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Furthermore, no “general solicitation of investors” was made by the Company with respect to sale of any of the securities. At the time of their issuance, the securities described in Items 1.01 and 2.03 above will be deemed to be restricted securities for purposes of the Securities Act and the documentation representing the securities bear legends and/or non-transfer provisions to that effect.

Item 7.01      Regulation FD Disclosure

On January 15, 2008 the board of directors resolved to establish a bonus pool which will reserve 2% of the consideration to be paid upon any sale of the Company or substantially all of its assets occurring on or prior to December 31, 2009. The board further resolved that 70% of the pool should be paid to Directors Gohd, Suess, Blackman and Breeling and that the remaining 30% should be divided at the discretion of the board and paid to any other then serving directors, including director Forbes, and Management and employees of the Company.

The information contained in Item 7.01 of this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

10.1	Agreement dated April 25, 2008 between Gabriel Technologies Corporation and Nicholas Fegen.
10.2	Obligation Exchange Agreement and Release dated April 25, 2008 between Gabriel Technologies Corporation and Biscay Enterprises, LLC.
10.3	Obligation Exchange Agreement and Release dated May 5, 2008 between Gabriel Technologies Corporation and TLR Consulting, LLC.
10.4	Obligation Exchange Agreement and Release dated May 5, 2008 between Gabriel Technologies Corporation and Wayzata, LLC.
10.5	Obligation Exchange Agreement and Release dated June 10, 2008 among Gabriel Technologies Corporation, Pali Capital, Inc., Matt Gohd, Hilary Bergman, and GJ Capital.
10.6	Termination and Release Agreement dated September 26, 2007 among Gabriel Technologies Corporation, Trace Technologies, LLC and CSI Wireless LLC.
10.7	Form of Promissory Note issued in connection with Item 2.03 Direct Financial Obligation Disclosures
10.8	Form of Warrant Certificate issued in connection with Item 2.03 Direct Financial Obligation Disclosures

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gabriel Technologies Corporation

Dated: July 3, 2008	By:	/s/ Ronald Gillum
Ronald E. Gillum, Jr.
President and Chief Operating Officer